Exhibit 10.60

FINDER agreement

     This FINDER AGREEMENT ("Agreement") is entered into this 31st day of December, 1997, by and between Saba Petroleum Company, a Delaware corporation ("Company") and Aberfoyle Capital Limited, an Irish corporation ("Finder"). RECITALS

         A. Finder has introduced Company to RGC International Investors, LDC ("Investor"). Company and Investor have executed a Securities Purchase Agreement, of even date herewith, ("Securities Purchase Agreement") pursuant to which Investor has purchased from Company, and Company has sold to Investor, shares of Company Series A Convertible Preferred Stock, par value $0.001 per share, and Warrants to purchase shares of Company Common Stock, par value $0.001 per share ("Common Stock"), and pursuant to which Company and Investor have executed certain other agreements, instruments and documents (collectively, the "Financing").

         B. As compensation for Finder's services in connection with the Financing, and pursuant to the Final Summary of Offering dated December 15, 1997, Company has agreed to pay to Finder a placement fee as set forth herein, and to grant Finder certain rights with respect to certain future transactions of Company, also as set forth herein.
AGREEMENT

     NOW THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.       Placement Fee.

         As  consideration   for  Finder's   services  in  connection  with  the
Financing, Company is delivering herewith the following (the "Placement Fee"):

          1.1 an executed copy of the Stock Purchase Warrant (Finder's Warrant), of even date herewith, in the form attached as Exhibit A (the "Warrants"), pursuant to which Finder shall have the right to purchase 44,944 shares of Common Stock, as adjusted therein (the "Warrant Shares" and with the Warrants, the "Securities").
          1.2 a wire transfer in the amount of Four Hundred Thousand Dollars ($400,000) to the account of Finder listed in Exhibit B, the receipt of which is hereby acknowledged by Finder.
2.       Exclusive Rights.

         Company covenants that from the date hereof until December 15, 1998, Company will not consummate an additional financing with Investor without payment to Finder upon such consummation of an additional Placement Fee, calculated in the same proportion as the current Placement Fee bears to the Financing; viz, a cash payment of 4% of the funded amount, and warrants to purchase 4% of the shares of Common Stock which would be issuable to Investor upon conversion of the preferred stock issued, if any, at 120% of the then-current Market Price (as defined in the Warrant) for such Common Stock as of the closing date of such additional financing).

3.       Finders Representations and Warranties

         Finder represents and warrants to Company as follows:

         3.1 Broker/Dealer Status. Finder is either (i) duly registered as a broker/dealer under the Securities Exchange Act of 1934, as amended, and any applicable state Blue Sky laws, or (ii) exempt from such registration as a result of the type and extent of services rendered in connection with the Financing.

         3.2 Investment Intent. Finder is purchasing the Warrants with for its own account for investment only and not with a view towards the sale or distribution thereof, except pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission, or in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Act").

     3.3 Accredited Investor Status. Finder is an "accredited investor" as that term is defined in Rule 5019(a) of Regulation D promulgated under the Act.
     --------------------------
         3.4 Reliance on Exemptions. Finder understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and Finder compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Finder set forth herein in order to determine the availability of such exemptions and the eligibility of the Finder to acquire the Securities.

         3.5 Information. Finder and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of Company and materials relating to the offer and sale of the Securities which have been requested by Finder or its advisors. Finder and its advisors, if any, have been afforded the opportunity to ask questions of Company and have received what Finder believes to be satisfactory answers to any such inquiries. Finder understands that its investment in the Securities involves a significant degree of risk.

     3.6 Governmental Review. Finder understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of -------------------- the Securities.
         3.7 Transfer or Resale. Finder understands that (i) the Securities have not been and are not being registered under the Act or any applicable state securities laws, and may not be transferred unless (a) subsequently included in an effective registration statement thereunder, or (b) Finder shall have delivered to the Company an opinion of counsel (which counsel and the form, substance and scope of such opinion shall be acceptable to the Company in its reasonable judgment) to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration (c) sold or transferred to an "affiliate" (as defined under Rule 144) of the Buyer, or (d) sold pursuant to Rule 144 promulgated under the Act (or a successor rule); (ii) any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Act) may require compliance with some other exemption under the Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. Finder further understands and acknowledges that the Warrants and Warrant Shares may be transferred only in whole and only with the prior written consent of Company, which consent will not be unreasonably withheld.

         3.8 Legends. Finder understands that the Warrants and Warrant Shares, may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

         "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities have been acquired for investment any may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under said Act, or an opinion of counsel, in form, substance and scope reasonably acceptable to the Company, that registration is not required under said Act or unless sold pursuant to Rule 144 under said Act. In addition, transfer of these securities is subject to limitations as set forth in the Finder Agreement dated as of December 31, 1997."

         The legend set forth above shall be removed and Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by applicable state securities laws, (a) such Security is registered for sale under an effective registration statement filed under the Act, or (b) such holder provides the Company with an opinion of counsel (which counsel and the form, substance and scope of such opinion shall be acceptable to the Company in its reasonable judgment), to the effect that a public sale or transfer of such Security may be made without registration under the Act and such sale or transfer is effected or (c) such holder provides Company with reasonable assurances that such Security can be sold pursuant to Rule 144 under the Act (or a successor rule thereto) without any restriction as to the number of Securities acquired as of a particular date that can then be immediately sold. Finder agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any.

4.       Registration Rights with Respect to Warrant Shares

         Company will include all of the Warrant Shares in the registration statement required to be filed by Company in connection with the Securities Purchase Agreement. Finder will provide customary indemnification to Company for any information provided by Finder and included by Company in such registration statement. Finder shall have no rights under the Registration Rights Agreement, dated as of December 31, 1997, by and among Company and the parties signatory thereto.

5.       Miscellaneous

         5.1 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given on the date of delivery, if delivered personally or faxed during normal business hours of the recipient, or three days after deposit in the U.S. Mail, postage prepaid, if mailed by registered or certified mail (return receipt requested) as follows:

         (a)      if to Company:

                  Saba Petroleum Company
                  3201 Airpark Drive, Suite 201
                  Santa Maria, CA 93455
                  Attention:        General Counsel

         (b)      if to Finder

                  Aberfoyle Capital Limited
                  c/o Loughran & Co.
                  38 Hertford Street
                  London  W1Y 7TG  England
                  Attention:        Mr. Pierce Loughran

or to such other Persons or addresses as may be designated in writing by the party to receive such notice as provided above.

         5.2      Choice of Law; Jury Trial

         (a) THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF CALIFORNIA WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF. The parties hereby irrevocably submit to the jurisdiction of the courts of the State of California located in the County of Santa Barbara ("State Court") and the Federal courts of the United States of America located in the Central District of the State of California ("Federal Court") solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement, and in respect of the transactions contemplated hereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such a State Court or Federal Court. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided herein in such other manner as may be permitted by applicable law, shall be valid and sufficient service thereof.

         (b) The parties agree that irreparable damage would occur and that the parties would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties are entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any Federal Court or State Court, this being in addition to any other remedy to which they are entitled at law or in equity.

         (c) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY AND TO PUNITIVE DAMAGES IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE INITIAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

          5.3. Counterparts. This Agreement may be executed in two or more counterparts, each of which being deemed an original, but all of which together shall constitute one and the same agreement. ------------
         5.4 Entire Agreement. This Agreement, together with the exhibits hereto, embodies the entire agreement and understanding of the parties in respect of the subject matter contained herein and, with respect to Company and Finder only, supersedes all prior agreements and understandings among them with respect to such subject matter, including without limitation the Final Summary of Offering, dated December 15, 1997.

          5.5 No Personal Liability. This Agreement shall not create or be deemed to create any personal liability or obligation on the part of any direct or indirect stockholder of Finder or Company, or any of ---------------------- their respective officers, directors, employees, agents or representatives.

          5.6 Expenses. All costs and expenses incurred in connection with this Agreement, the Financing, and the other transactions contemplated hereby shall be paid by the party incurring such expenses. ---------
          5.7 Termination. This Agreement shall terminate and be of no further force and effect on December 15, 1998. -----------


                               [signatures follow]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.


COMPANY                                                          FINDER

Saba Petroleum Company                                           Aberfoyle Capital Limited

By:      ________________________                                By:      ________________________
Name:    ________________________                                Name:    ________________________
Title:   ________________________                                Title:   ________________________

EA973640.038/10+